Exhibit 99.6

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999


Line                                                          1ST QTR     2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                              --------    --------    ----------    --------   ----------
         EARNINGS CONTRIBUTION
              BY SUBSIDIARY ($ MILLIONS)

1           Arizona Public Service                            $     33    $     70    $      130    $     34    $    267
2           Pinnacle West Energy                                    --          --            --          --          --
3           APS Energy Services                                     (2)         (2)           (2)         (3)         (9)
4           SunCor                                                   1           3            --           2           6
5           El Dorado                                               --          --            --          11          11
6           Parent Company                                          (1)         (2)           (2)         --          (5)
                                                              --------    --------    ----------    --------    --------

7              Income From Continuing Operations                    31          69           126          44         270

8a          Income Tax Benefit From Discontinued Operations         --          --            38          --          38
8b          Extraordinary Charge - Net of Income Tax                --          --          (140)         --        (140)
                                                              --------    --------    ----------    --------    --------

9              Net Income                                     $     31    $     69    $       24    $     44    $    168
                                                              --------    --------    ----------    --------    --------

         EARNINGS PER SHARE
              BY SUBSIDIARY - DILUTED

10          Arizona Public Service                            $   0.38    $   0.82    $     1.52    $   0.42    $   3.14
11          Pinnacle West Energy                                    --          --            --          --          --
12          APS Energy Services                                  (0.02)      (0.02)        (0.02)      (0.05)      (0.11)
13          SunCor                                                0.01        0.03         (0.01)       0.03        0.07
14          El Dorado                                               --          --            --        0.13        0.14
15          Parent Company                                       (0.01)      (0.02)        (0.01)         --       (0.07)
                                                              --------    --------    ----------    --------    --------

16             Income From Continuing Operations                  0.36        0.81          1.48        0.53        3.17

17a         Income Tax Benefit From Discontinued Operations         --          --          0.45          --        0.45
17b         Extraordinary Charge - Net of Income Tax                --          --         (1.65)         --       (1.65)
                                                              --------    --------    ----------    --------    --------

18             Net Income                                     $   0.36    $   0.81    $     0.28    $   0.53    $   1.97
                                                              --------    --------    ----------    --------    --------

19       BOOK VALUE PER SHARE                                 $  25.49    $  25.58    $    25.84    $  26.00    $  26.00

         COMMON SHARES OUTSTANDING -
              DILUTED (THOUSANDS)
20          Average                                             85,176      85,093        84,989      84,894      85,009
21          End of Period                                       84,645      84,771        84,735      84,750      84,750

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999


Line                                                                1ST QTR     2ND QTR    3RD QTR     4TH QTR    TOTAL YEAR
                                                                    --------    --------   --------    --------   ----------
         ELECTRIC OPERATING REVENUES
            (DOLLARS IN  MILLIONS)
         Retail
22          Residential                                             $    157    $    189   $    295    $    164    $    805
23          Business                                                     190         237        269         216         912
                                                                    --------    --------   --------    --------    --------
24             Total retail                                              347         426        564         380       1,717
                                                                    --------    --------   --------    --------    --------
         Wholesale revenue on delivered electricity
25          Traditional contracts                                         11          16         21          13          61
26          Retail load hedge management                                  --          --        108          --         108
            Marketing and trading -- delivered
27             Generation sales other than native load                     7           6          6          11          30
28             Other delivered electricity (a)                            44          51        163          87         345
                                                                    --------    --------   --------    --------    --------
29             Total delivered marketing and trading                      51          57        169          98         375
                                                                    --------    --------   --------    --------    --------
30          Total delivered wholesale electricity                         62          73        298         111         544
                                                                    --------    --------   --------    --------    --------
         Other marketing and trading
            Realized margins on delivered commodities
31             other than electricity (a)                                 (1)         --         (2)          5           2
            Prior period mark-to-market (gains) losses on
32             contracts delivered during current period (a)              --          --         --          --          --
33          Change in mark-to-market for future-period deliveries         --           6         (1)         (4)          1
                                                                    --------    --------   --------    --------    --------
34          Total other marketing and trading                             (1)          6         (3)          1           3
                                                                    --------    --------   --------    --------    --------
35       Transmission for others                                           3           3          3           3          11
36       Other miscellaneous services                                      3           4          6           5          18
                                                                    --------    --------   --------    --------    --------
37             Total electric operating revenues                    $    414    $    512   $    868    $    500    $  2,293
                                                                    --------    --------   --------    --------    --------

         ELECTRIC SALES (GWH)

         Retail sales
38          Residential                                                1,796       1,939      3,160       1,880       8,775
39          Business                                                   2,665       3,239      3,464       2,932      12,300
                                                                    --------    --------   --------    --------    --------
40             Total retail                                            4,461       5,178      6,624       4,812      21,075
                                                                    --------    --------   --------    --------    --------
         Wholesale electricity delivered
41          Traditional contracts                                        309         351        441         321       1,422
42          Retail load hedge management                                  --          --        631          --         631
            Marketing and trading -- delivered
43             Generation sales other than native load                   348         254        171         494       1,267
44             Other delivered electricity                             2,188       2,390      5,102       2,693      12,373
                                                                    --------    --------   --------    --------    --------
45             Total delivered marketing and trading                   2,536       2,644      5,273       3,187      13,640
                                                                    --------    --------   --------    --------    --------
46          Total delivered wholesale electricity                      2,845       2,995      6,345       3,508      15,693
                                                                    --------    --------   --------    --------    --------
47             Total electric sales                                    7,306       8,173     12,969       8,320      36,768
                                                                    --------    --------   --------    --------    --------

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $0 million was transferred to "realized" for the total year 1999. Lines 28 and 31 include amounts totaling $0 million of realized revenues for the year 1999.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                                                        -------     -------     -------     -------    ----------
         MARKETING AND TRADING
              PRETAX GROSS MARGIN ANALYSIS
            (DOLLARS IN  MILLIONS)

         REALIZED AND MARK-TO-MARKET COMPONENTS
         Current Period Effects
            Realized margin on delivered commodities
               Electricity
48                 Generation sales other than native load                $  2        $  1        $  2        $  2        $  7
49                 Other electricity marketing and trading (a)               6          (2)          3          --           7
                                                                          ----        ----        ----        ----        ----
50                 Total electricity                                         8          (1)          5           2          14
51             Other commodities (a)                                        (1)         --          (2)          6           3
                                                                          ----        ----        ----        ----        ----
52             Total realized margin                                         7          (1)          3           8          17
                                                                          ----        ----        ----        ----        ----
            Prior-period mark-to-market (gains) losses on contracts
               delivered during current period (a)
53             Electricity                                                  --          --          --          --          --
54             Other commodities                                            --          --          --          --          --
               Charge related to trading activities with Enron
55                and its affiliates                                        --          --          --          --          --
                                                                          ----        ----        ----        ----        ----
56             Subtotal                                                     --          --          --          --          --
                                                                          ----        ----        ----        ----        ----
57          Total current period effects                                     7          (1)          3           8          17
                                                                          ----        ----        ----        ----        ----
         Change in mark-to-market gains (losses) for
            future period deliveries
58          Electricity                                                     (1)          4          (1)         --           2
59          Other commodities                                                1           2          --          (4)         (1)
                                                                          ----        ----        ----        ----        ----
60          Total future period effects                                     --           6          (1)         (4)          1
                                                                          ----        ----        ----        ----        ----
61       Total gross margin                                               $  7        $  5        $  2        $  4        $ 18
                                                                          ----        ----        ----        ----        ----

----------
(a) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                        1ST QTR     2ND QTR    3RD QTR     4TH QTR   TOTAL YEAR
                                                            -------     -------    -------     -------   ----------
         MARKETING AND TRADING
              PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
            (DOLLARS IN  MILLIONS)

         BY COMMODITY SOLD OR TRADED

62       Electricity                                          $ 7         $ 3        $ 4         $ 2        $16
63       Natural gas                                           (1)         --         --           1         --
64       Coal                                                  --          --         --          --         --
65       Emission allowances                                    1           2         (2)          1          2
66       Other                                                 --          --         --          --         --
                                                              ---         ---        ---         ---        ---
67          Total gross margin                                $ 7         $ 5        $ 2         $ 4        $18
                                                              ---         ---        ---         ---        ---
         BY PINNACLE WEST ENTITY

         Parent company marketing and trading division
68          Generation sales other than native load           $--         $--        $--         $--        $--
69          Other marketing and trading                        --          --         --          --         --
         APS
70          Generation sales other than native load             2           1          2           2          7
71          Other marketing and trading                         5           4         --           2         11
         Pinnacle West Energy
72          Generation sales other than native load            --          --         --          --         --
73          Other marketing and trading                        --          --         --          --         --
         APS ES
74          Other marketing and trading                        --          --         --          --         --
                                                              ---         ---        ---         ---        ---
75       Total gross margin before income taxes               $ 7         $ 5        $ 2         $ 4        $18
                                                              ---         ---        ---         ---        ---

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999


Line                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                               -------    -------    -------    -------   ----------
         AVERAGE ELECTRIC CUSTOMERS

         Retail customers
76          Residential                        717,540    713,259    717,204    731,092    719,774
77          Business                            89,046     89,949     91,076     91,914     90,496
                                               -------    -------    -------    -------    -------
78             Total                           806,586    803,208    808,280    823,006    810,270
89       Wholesale customers                        67         67         71         73         70
                                               -------    -------    -------    -------    -------
80             Total customers                 806,653    803,275    808,351    823,079    810,340
                                               -------    -------    -------    -------    -------

81       Customer Growth (% over prior year)       4.2%       4.3%       4.2%       4.0%       4.2%

         RETAIL ELECTRIC SALES (GWH) -
            WEATHER NORMALIZED

82       Residential                             1,859      1,952      3,124      1,916      8,851
83       Business                                2,669      3,264      3,448      2,886     12,267
                                               -------    -------    -------    -------    -------
84             Total                             4,528      5,216      6,572      4,802     21,118
                                               -------    -------    -------    -------    -------

         RETAIL ELECTRICITY USAGE
            (KWH/AVERAGE CUSTOMER)

85       Residential                             2,503      2,719      4,406      2,571     12,191
86       Business                               29,928     36,009     38,034     31,899    135,918

         RETAIL ELECTRICITY USAGE -
              WEATHER NORMALIZED
            (KWH/AVERAGE CUSTOMER)

87       Residential                             2,591      2,737      4,356      2,621     12,297
88       Business                               29,973     36,287     37,858     31,399    135,553

         ELECTRICITY DEMAND (MW)

89       System peak demand                      3,343      4,885      4,935      3,881      4,935

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                             1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                                 -------      -------      -------      -------    ----------
         ENERGY SOURCES (GWH)

         Generation production
90          Nuclear                                               2,295        2,080        2,397        2,077        8,849
91          Coal                                                  2,677        2,764        3,230        3,204       11,875
92          Gas, oil and other                                      241          477          557          484        1,759
                                                                 ------       ------       ------       ------       ------
93             Total                                              5,213        5,321        6,184        5,765       22,483
                                                                 ------       ------       ------       ------       ------
         Purchased power
94          Firm load                                               170          753        1,470           87        2,480
95          Marketing and trading                                 2,189        2,390        5,734        2,693       13,006
                                                                 ------       ------       ------       ------       ------
96             Total                                              2,359        3,143        7,204        2,780       15,486
                                                                 ------       ------       ------       ------       ------
97             Total energy sources                               7,572        8,464       13,388        8,545       37,969
                                                                 ------       ------       ------       ------       ------

         POWER PLANT PERFORMANCE

         Capacity Factors
98          Nuclear                                                  98%          88%         100%          87%          93%
99          Coal                                                     72%          74%          85%          85%          79%
100         Gas, oil and other                                        9%          18%          21%          18%          17%
101         System average                                           61%          61%          71%          66%          65%

         Generation Capacity Out of Service and Replaced for
         Native Load (average MW/day)
102         Nuclear                                                  36          135            3          152           82
103         Coal                                                    337          368          177          172          264
104         Gas                                                      --           --           --           --           --
105            Total                                                373          503          180          324          345

106      Generation Fuel Cost ($/MWh)                            $10.00       $10.96       $11.02       $11.33       $10.85

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      1999

Line                                                          1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                              -------      -------      -------      -------    ----------
         ENERGY MARKET INDICATORS (A)

         Electricity Average Daily Spot Prices ($/MWh)
            On-Peak
107            Palo Verde                                     $21.57       $29.02       $38.46       $33.31       $30.59
108            SP15                                           $21.26       $27.17       $35.01       $33.84       $29.32
            Off-Peak
109            Palo Verde                                     $13.94       $15.33       $20.73       $22.26       $18.07
110            SP15                                           $13.68       $14.47       $20.60       $25.06       $18.45

         WEATHER INDICATORS

         Actual
111         Cooling degree-days                                   71        1,312        2,353          589        4,325
112         Heating degree-days                                  459          112           --          359          930
113         Average humidity                                      34%          27%          40%          28%          32%
         10-Year Averages
114         Cooling degree-days                                   71        1,458        2,454          398        4,381
115         Heating degree-days                                  556           35           --          435        1,026
116         Average humidity                                      45%          25%          34%          40%          36%

         ECONOMIC INDICATORS

         Building Permits -- Metro Phoenix (b)
117         Single-family                                      8,873        9,299        8,223        6,855       33,250
118         Multi-family                                       2,337        2,396        1,861        3,011        9,605
                                                              ------       ------       ------       ------       ------
119            Total                                          11,210       11,695       10,084        9,866       42,855
                                                              ------       ------       ------       ------       ------

         Arizona Job Growth (c)
120         Payroll job growth (% over prior year)               3.9%         4.4%         4.6%         4.2%         4.3%
121         Unemployment rate (%, seasonally adjusted)           4.4%         4.4%         4.3%         4.3%         4.4%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.